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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Multi-Color Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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     MULTI-COLOR CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Multi-Color Corporation Annual Meeting of Shareholders to be Held on August 10, 2011

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are shown on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Shareholders on Form 10-K are available at:

www.envisionreports.com/LABL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/LABL to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 27, 2011 to facilitate timely delivery.

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Shareholder Meeting Notice

Multi-Color Corporation’s Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern Time, on August 10, 2011 at the Multi-Color Corporate Offices, 4053 Clough Woods Drive, Batavia, Ohio 45103.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors: 01 - Robert R. Buck, 02 - Charles B. Connolly, 03 - Lorrence T. Kellar, 04 - Roger A. Keller, 05 - Thomas M. Mohr, 06 - Nigel A. Vinecombe

2.	Ratification of the appointment of Grant Thornton LLP as independent registered public accountants for the fiscal year ending March 31, 2012.

3.	To approve Multi-Color’s executive compensation as presented in the proxy statement on a non-binding advisory basis.

The Board of Directors recommends that you vote for a frequency of 1 YEAR:

4.	To recommend the frequency of future executive compensation votes, on a non-binding advisory basis.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go to www.envisionreports.com/LABL and vote online or by telephone, or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Time, on August 10, 2011. If you hold shares under Multi-Color’s 401(k) plan, your voting instructions for those shares must be received by 1:00 a.m. Eastern Time, on August 5, 2011.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options described below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions shown below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet - Go to www.envisionreports.com/LABL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email - Send an email to investorvote@computershare.com with “Proxy Materials Multi-Color Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 27, 2011.

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MULTI-COLOR CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on August 10, 2011.

If you hold shares under Multi-Color’s 401(k) plan, your voting instructions for these shares must be received by 1:00 a.m. Eastern Time, on August 5, 2011.

Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/LABL • Follow the steps outlined on the secured website.

Vote by telephone

  •  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

  •  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and
3 and for 1 YEAR on Proposal 4.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Robert R. Buck	☐	☐	02 - Charles B. Connolly	☐	☐	03 - Lorrence T. Kellar	☐	☐

04 - Roger A. Keller	☐	☐	05 - Thomas M. Mohr	☐	☐	06 - Nigel A. Vinecombe	☐	☐

			For	Against	Abstain			For	Against	Abstain
2.	Ratification of the appointment of Grant Thornton LLP as independent registered public accountants for the fiscal year ending March 31, 2012.		☐	☐	☐	3.	To approve Multi-Color’s executive compensation as presented in the proxy statement, on a non-binding advisory basis.	☐	☐	☐
		1 Yr	2 Yrs	3 Yrs	Abstain

4.	To recommend the frequency of future executive compensation votes, on a non-binding advisory basis.	☐	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

IMPORTANT: Please sign exactly as your name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

  Proxy — Multi-Color Corporation

Meeting Date: Wednesday, August 10, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nigel A. Vinecombe and Sharon E. Birkett, or either of them, proxies of the undersigned, each with the power of substitution to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Multi-Color Corporation to be held on Wednesday, August 10, 2011 at 10:30 a.m. Eastern Time at the Multi-Color Corporate Offices, 4053 Clough Woods Drive, Batavia, Ohio 45103, and any adjournment of such meeting on the matters specified on the reverse side and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.